UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 West Olive Avenue, 5th floor, Burbank, CA		91505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: xxx

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant’s Certifying Accountant.

(b)	Engagement of new independent registered public accounting firm.

On April 24, 2009, the Registrant reversed its earlier decision to terminate and re-engaged Piercy Bowler Taylor & Kern, Certified Public Accountants (“PBTK”) as its independent registered public accounting firm.  The re-engagement of PBTK was approved by the Registrant’s Audit Committee.

As previously disclosed, PBTK has served as the Registrant’s independent registered public accounting firm since August 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YOUBET.COM, INC.

Dated: April 30, 2009	By:	/s/ David Goldberg
	Name:	David Goldberg
	Title:	Chief Operating Officer